SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Destiny Portfolios
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

PLEASE READ!

Dear Valued Client,

Please find the enclosed revised proxy materials for the Destiny I (Class O, Fidelity Advisor Destiny I Fund: Class A, Class T, Class B, Class C and Institutional Class are classes of Destiny I) and the Destiny II (Class O, Fidelity Advisor Destiny II Fund: Class A, Class T, Class B, Class C and Institutional Class are classes of Destiny II).

Please disregard the proxy materials that were mailed to you on August 29th.

We apologize for any inconvenience that this may have caused for you. If you have any questions, please contact us at (800) 208-0098.

Sincerely,

/s/Bill Loehning

Bill Loehning

Executive Vice President

Fidelity Investments Institutional Services Company, Inc.